UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2015
Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On April 22, 2015, Rocket Fuel Inc. (the “Company”) committed to a plan intended to improve its operational efficiency (“Plan”), which includes a reduction in workforce of 129 employees, or approximately 11% of its workforce, and other cost cutting measures. The Company anticipates that it will complete the reduction in workforce during the second quarter of 2015, and other cost cutting measures will continue throughout fiscal year 2015. The Company estimates that it will incur total cash costs of approximately $2,600,000, including approximately $2,300,000 in one-time employee severance benefits, substantially all of which will be paid in cash, and approximately $300,000 in transaction fees related to subletting of facilities. The Company also may incur an estimated $2,600,000 in non-cash charges for the impairment of lease related assets, such as leasehold improvements. The Company expects to record the majority of these charges in the second quarter of 2015.

Item 2.02 Results of Operations and Financial Condition

On April 22, 2015, the Company issued a press release announcing the implementation of an operational efficiency program and its preliminary first quarter results. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Caution about Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including those relating to the objectives, scope, and timing of the Plan, and the amount and timing of anticipated charges. These forward looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by such statements, including but not limited to the Company’s ability to implement the Plan as expected, such as an inability to sub-lease facilities, and achieve the intended objectives, and other risks as described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, filed on March 16, 2015. These forward-looking statements are made as of the date of this Report and the Company expressly disclaims any undertaking or obligation to update the forward looking statements contained herein to reflect events that occur, or circumstances that exist, after the date on which the statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1	Press release announcing Efficiency Program and Preliminary First Quarter Results, dated April 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By: /s/ JOANN C. COVINGTON
JoAnn C. Covington Senior Vice President, General Counsel and Corporate Secretary

Date: April 22, 2015

EXHIBIT INDEX

Exhibit Description
No.

99.1	Press release announcing Efficiency Program and Preliminary First Quarter Results, dated April 22, 2015